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                                                                    EXHIBIT 10.2

                     AMENDMENT NO. 1 TO MAKE WELL AGREEMENT

          This Amendment No. 1 to Make Well Agreement dated as of April 8, 1999 ("Amendment") is entered into with reference to the Make Well Agreement dated as of March 23, 1998, by and between Peter A. Morton ("Morton") in favor of Bank of America National Trust and Savings Association, as Administrative Agent (the "Administrative Agent") under the Loan Agreement described below, and for the benefit of the Lenders (as defined below) party to such Loan Agreement from time to time (as amended or otherwise supplemented or modified, the "Make Well Agreement").

          The Administrative Agent, acting with the consent of the Lenders in accordance with the terms of that certain Loan Agreement dated as of March 23, 1998 among Hard Rock Hotel, Inc., a Nevada corporation (the "Borrower"), the lenders party thereto (the "Lenders"), and Bank of America National Trust and Savings Association, as Administrative Agent, and Morton hereby agree to amend the Make Well Agreement as follows:

     1. SECTION 1. The definition of "Release Date" in Section 1 of the Make Well Agreement is revised as follows: the reference, in each of subsections (a) and (b) of such definition, to "5.55:1.00" shall refer instead to "5.70:1.00".

     2. CONFIRMATION. In all other respects, the terms of the Make Well Agreement are hereby confirmed.

          IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the date first above written.

                                   /s/ Peter A. Morton
                                   ------------------------------
                                   Peter A. Morton, an individual

                                   BANK OF AMERICA NATIONAL
                                   TRUST AND SAVINGS
                                   ASSOCIATION, as Administrative Agent


                                   By: /s/ Janice Hammond
                                      --------------------------------
                                        Janice Hammond, Vice President

By executing this Amendment in the space provided below, the Borrower consents to the terms hereof, and agrees that it shall not take any action which is in contravention of the terms of the Make Well Agreement, as amended by this Amendment.

HARD ROCK HOTEL, INC., a Nevada corporation

By: /s/ Peter A. Morton
   -----------------------------------------
Title: PRESIDENT
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